Numerex Corp. Contact:
Alan Catherall
770 485-2527

Investor Relations Contact:
Seth Potter
646 277-1230

Exhibit 99.1                                     Press Release

For Immediate Release

Numerex Reschedules Fourth Quarter and Full Year 2012 Financial Results Conference Call
Announces Fourth Quarter 2012 Subscriptions and Provides 2013 Guidance

ATLANTA, GA March 11, 2013—Numerex Corp (NASDAQ:NMRX), a leading provider of on-demand and interactive machine-to-machine (M2M) enterprise solutions announced today that it has rescheduled its fourth quarter and full year 2012 conference call to March 18, 2013. Management will hold a conference call at 9.00 a.m. Eastern time to discuss the results.

The postponement will give the Company additional time to finalize the audited financial results for the full year 2012. The Company expects to file its annual report on Form 10-K on time.

The Company also announced that during the fourth quarter of 2012 that it added 135,000 M2M subscriptions bringing its base to 1.9 million at the end of 2012. These additional subscriptions generated a further increase in recurring revenue resulting in the expectation of another profitable quarter.

Stratton Nicolaides, chairperson and CEO of Numerex stated “The Company’s subscription growth in 2012 was above expectations as a result of strong demand from our channel partners and customers. We believe that this trend will continue and, as a result, we expect to grow our M2M subscription base between 27% and 32% in 2013. This growth in subscriptions will drive additional 2013 M2M recurring revenues, which we anticipate will increase by 18% to 23%. In addition, the Company has in excess of $25 million in cash after retiring its bank debt, as a result of the capital raise completed in the current quarter.”

Dial-in information for the conference call is as follows:
Domestic USA & Canada: 877 551-8082
International: 904 520-5770

A live webcast of the call will be available via Numerex's web site at http://www.numerex.com under the Investor Relations section.

A recorded replay of the conference call will be available two hours after the end of the call on the Numerex web site or by dialing the replay numbers below:

Domestic USA & Canada: (888) 284-7564
International: (904) 596-3174
Please use pass code: 2978511

About Numerex
Numerex Corp (NASDAQ: NMRX) is a leading provider of interactive and on-demand machine-to-machine (M2M) technology and service, offered on a subscription basis, used in the development and support of M2M solutions for the enterprise and government markets worldwide. The Company offers Numerex DNA® that may include hardware and smart Devices, cellular and satellite Network services, and software Applications that are delivered through Numerex FAST® (Foundation Application Software Technology). In addition, business services are offered to enable the development of efficient, reliable, and secure solutions while accelerating deployment. Numerex is ISO 27001 information security-certified, highlighting the Company's focus on M2M data security, service reliability, and round-the-clock support of its customers' M2M solutions. For additional information, please visit www.numerex.com.

This press release contains, and other statements may contain, forward-looking statements with respect to Numerex future financial or business performance, conditions or strategies and other financial and business matters, including expectations regarding growth trends and activities. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "assume," "strategy," "plan," "outlook," "outcome," "continue," "remain," "trend," and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may," or similar expressions. Numerex cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. These forward-looking statements speak only as of the date of this press release, and Numerex assumes no duty to update forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements and future results could differ materially from historical performance.
The following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: our inability to reposition our platform to capture greater recurring subscription revenues; the risks that a substantial portion of revenues derived from contracts may be terminated at any time; the risks that our strategic suppliers materially change or disrupt the flow of products or services; variations in quarterly operating results; delays in the development, introduction, integration and marketing of new products and services; customer acceptance of services; economic conditions resulting in decreased demand for our products and services; the risk that our strategic alliances, partnerships and/or wireless network operators will not yield substantial revenues; changes in financial and capital markets, and the inability to raise growth capital; the inability to attain revenue and earnings growth; changes in interest rates; inflation; the introduction, withdrawal, success and timing of business initiatives and strategies; competitive conditions; the inability to realize revenue enhancements; disruption in key supplier relationships and/or related services; and extent and timing of technological changes. Numerex SEC reports identify additional factors that can affect forward-looking statements.

###